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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: March 25, 2020
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 8.01 related to the temporary reduction in base salary for the Chief Executive Officer (“CEO”) of Realogy Holdings Corp. (the “Company”, “we”, “us,” or “our”) and his executive officer direct reports is incorporated herein by reference into this Item 5.02.

Item 8.01.	Other Events.
The Company disclosed that in response to the rapidly evolving coronavirus disease 2019 (“COVID-19”) pandemic, the Company is taking a series of proactive measures intended to increase liquidity to support its operations, to provide liquidity to its franchisees and to implement cost-saving measures.
•To supplement available cash on hand, the Company borrowed an additional $400 million under its Revolving Credit Facility this month and as of March 23, 2020, had approximately $487 million of available cash on hand.
•In actions designed to provide enhanced liquidity to its franchisees, the Company has taken the following actions, which we believe are meaningful to our franchisees, but are not expected to have a material impact on the Company’s financial results for the second quarter of 2020:
◦accelerated franchisee rebates scheduled for payment on April 15, 2020 to April 1, 2020;
◦agreed to retain franchisee rebate tiers at 2019 levels for the duration of 2020;
◦waived all domestic U.S. Brand Marketing Fund fees (which we generally apply on a dollar-for-dollar basis to marketing expenses), including any monthly minimums, if applicable, for all homesale transactions closing in the second quarter of 2020; and
◦waived applicable domestic U.S. monthly minimum royalty fees due in the second quarter of 2020.
•The Company also has implemented a series of cost-savings actions to preserve capital, including temporary salary and work-week reductions for a majority of our employees, marketing expense pullbacks, and delaying investments in certain strategic initiatives. Our CEO and each of our executive officers who reports directly to him have agreed to a temporary reduction in base salary (effective April 4, 2020), including a 90% reduction for the CEO and a 50% reduction for each of his direct reports. These measures will be assessed on an ongoing basis and may be extended and/or expanded to include, for example, temporary employment furloughs and/or workforce reductions. The Company also expects to work with vendors and other partners to preserve its working capital.
The Company expects to be in compliance with its senior secured leverage ratio at March 31, 2020, which is the sole financial maintenance covenant under the Company’s Amended and Restated Credit Agreement dated as of March 5, 2013, as amended, amended and restated, modified or supplemented from time to time (the “Senior Secured Credit Agreement”) that governs our senior secured credit facility (the “Senior Secured Credit Facility”, which includes our “Revolving Credit Facility” and our “Term Loan B”) and the Term Loan A Agreement dated as of October 23, 2015, as amended from time to time (the “Term Loan A Agreement”) that governs our senior secured term loan A credit facility (the “Term Loan A Facility”). The material terms of these agreements are described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 25, 2020 (the “Form 10-K”), including in Note 10 (Short and Long-Term Debt) to the Consolidated Financial Statements.
We anticipate giving further updates on the impacts of COVID-19 in our earnings release, earnings call, and Form 10-Q for the first quarter of 2020.
***
In addition, this Current Report on Form 8-K (“Form 8-K”) is being filed to supplement the risk factors described in Item 1A. of the Form 10-K.
The coronavirus disease 2019 (“COVID-19”) pandemic may have a material adverse impact on us and our industry.
The COVID-19 pandemic is having a profound effect on the global economy and financial markets. In the United States, federal, state and local governments continue to react to this evolving public health crisis by, among other actions, recommending or requiring the avoidance of gatherings of people or significantly or entirely curtailing activities categorized as non-essential.
This unprecedented situation has created considerable risks and uncertainties for the U.S. real estate services industry in general and for the Company in particular, including those arising from the potential adverse effects on the economy as well as risks related to employees, independent sales agents, franchisees, and consumers.
The extent of the impact of the pandemic on our business and financial results will depend largely on future developments, including the extent and duration of the spread of the outbreak, the extent of governmental regulation (including, but not limited to, local, state and/or federally mandated “shelter in place” or other regulations that, for example, preclude or strictly limit open houses or in-person showings of properties), the impact on capital and financial markets and the related impact on consumer confidence and spending, and the magnitude of the financial and operational consequences to our franchisees, all of which are highly uncertain and cannot be predicted. However, we believe the COVID-19 pandemic could have a material adverse impact on our business, results of operations and financial condition.
Material revenue declines relating to this crisis would have a material adverse effect on our profitability, financial condition and results of operations, notwithstanding the mitigation actions we have initiated and expect to continue as the crisis is ongoing. A material decline in our ability to generate EBITDA calculated on a Pro Forma Basis, as defined in the Senior Secured Credit Agreement governing the Senior Secured Credit Facility could result in our failure to comply with the senior secured leverage ratio covenant under our Senior Secured Credit Facility (including the Revolving Credit Facility) and Term Loan A Facility. Additional important risks regarding our indebtedness, which are incorporated by reference herein, appear under the header Risks Related to Our Indebtedness in Item 1A - Risk Factors of the Form 10-K.
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Forward-Looking Statements
Certain statements in this Form 8-K constitute “forward-looking statements”, including, but not limited to, statements that are not historical facts, including those regarding the Company's future operating results, performance, business plans, liquidity, ability to reduce controllable expenses and/or preserve capital, and expectation of compliance with the senior secured leverage ratio at March 31, 2020. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates” and “plans” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.
Various factors that could cause actual future results and other future events to differ materially from those in the forward-looking statements, include, but are not limited to risks related to the on-going impact of COVID-19 as well as those set forth in this Form 8-K and under the headings “Forward-Looking Statements” and “Risk Factors” in the Company's filings with the SEC, including its Form 10-K, and its other filings made from time to time. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events except as required by law.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: March 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: March 25, 2020

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).